[Translation]






SECURITIES REGISTRATION STATEMENT

(including an amendment filed on    October 2    , 1996)
















PUTNAM HIGH YIELD ADVANTAGE FUND

SECURITIES REGISTRATION STATEMENT

To:  Minister of Finance
Filing Date of SRS:    November 15    , 1996
Filing Date of an amendment to SRS:    November 22    , 1996

Name of the Registrant Trust:PUTNAM HIGH YIELD ADVANTAGE FUND

Name and Official Title of Trustees:George Putnam
William F. Pounds
Jameson A. Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

Address of Principal Office:One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Registration Agent:Harume Nakano
Attorney-at-Law
Signature [Harume Nakano]_
                  (Seal)

Ken Miura
Attorney-at-Law
Signature [Ken Miura]_____
                  (Seal)

Address or Place of BusinessSankyu Building
6-l4, Kasumigaseki 3-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:Harume Nakano
Ken Miura
Attorneys-at-Law

Place of Liaison Contact:Hamada & Matsumoto
Sankyu Bldg.
6-l4, Kasumigaseki 3-chome
Chiyoda-ku, Tokyo

Phone Number:03-3580-3377

Public Offering or Sale for Registration

Name of the Fund Making Public PUTNAM HIGH YIELD
Offering or Sale of Foreign ADVANTAGE FUND
Investment Fund Securities:

Type and Aggregate Amount of Up to    250     million Class M
Shares
Foreign Investment Fund Securities Up to the total amount
aggregating the
     to be Publicly Offered or Sold:amounts calculated by multiplying the respective net asset value per Class M Share by
the respective number of Class M Shares in respect of    250
million Class M Shares        (The Maximum amount expected to be
sold is    2.385     billion U.S. dollars    (Yen 271.8
billion).

     Note 1:U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=Yen107.95 the mean of the exchange rate
quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 31st
   October    , 1996.

     Note 2:The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M Share
as of 31st    October,     1996    (U.S.$9.54)     by    250
million Class M Shares for convenience.



Places where a copy of this Securities Registration
Statement is available for Public Inspection


Not applicable.


(Total number of pages of this Securities Registration Statement in Japanese is
   107     including front and back pages.)

C O N T E N T S

Japanese This
Original English
Translation


PART I.INFORMATION CONCERNING SECURITIES    1       1


PART II.INFORMATION CONCERNING ISSUER       3       4

I.DESCRIPTION OF THE FUND                   3       4

l.GENERAL INFORMATION                       3       4

2.INVESTMENT POLICY                         8       7

3.MANAGEMENT STRUCTURE                     15      14

4.INFORMATION CONCERNING THE EXERCISE
  OF RIGHTS BY SHAREHOLDERS, ETC.          22      21

5.STATUS OF INVESTMENT FUND                24      33

II.OUTLINE OF THE TRUST                    26      35

III.OUTLINE OF THE OTHER RELATED COMPANIES    56   65

IV.FINANCIAL CONDITION OF THE FUND            58   67

V.SUMMARY OF INFORMATION CONCERNING
  FOREIGN INVESTMENT FUND SECURITIES         181   67

VI.MISCELLANEOUS                             184   62


PART III.SPECIAL INFORMATION                 184   62

I.OUTLINE OF THE SYSTEM OF INVESTMENT
  TRUSTS IN MASSACHUSETTS                    184   62

II.FINANCIAL CONDITIONS OF THE INVESTMENT
   ADVISER AND MANAGEMENT COMPANY            190   87

III.FORM OF FOREIGN INVESTMENT
    FUND SECURITIES                          213   87

PART I.INFORMATION CONCERNING SECURITIES

1.NAME OF FUND:PUTNAM HIGH YIELD ADVANTAGE FUND
(hereinafter referred to as the "Fund")

2.NATURE OF FOREIGNThree classes of shares (Class
INVESTMENT FUND SECU-A shares, Class B shares and Class M
RITIES CERTIFICATES:Shares)
Registered share certificate without par value
In Japan, Class M Shares (hereinafter referred to as the
"Shares") are for public offering.  No rating has been acquired.

3.NUMBER OF SHARES TOUp to    250     million Shares
BE OFFERED FOR SALE
(IN JAPAN)

4.TOTAL AMOUNT OFUp to the total amount aggregating
OFFERING PRICE:the amounts calculated by multiplying the
respective net asset value per Share by the respective number of
Shares in respect of    250     million Shares
(The maximum amount expected to be sold is    2.385     billion
U.S. dollars    (Yen271.8     billion).

     Note 1:The maximum amount expected to be sold is the amount calculated, for convenience, by multiplying the net asset value
per Share as of 31st    October,     1996    ($9.54)     by the
number of Shares to be offered    (250     million).

     Note 2:Dollar amount is translated for convenience at the
rate of $1.00=   Yen113.95     (the mean of the exchange rate
quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 31st
   October    , 1996).  The same applies hereinafter.

     Note 3:In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

     5.ISSUE PRICE:The Net Asset Value per Share next calculated on a Fund Business Day after the application for purchase is received by the Fund.

     Note:The "Business Day" means a day on which the New York
Stock Exchange is open for business.

     6.SALES CHARGE:Sales charge (in Japan) is 3.25% of the
Subscription Amount

     Note:3% consumption tax on the Sales charge will be added.

     7.MINIMUM AMOUNT ORThe minimum amount for purchase of NUMBER OF SHARESShares is 100 shares and in integral
     FOR SUBSCRIPTION:multiples of 10 shares.

     8.PERIOD OF SUBSCRIPTION:From:    December 2, 1996 (Monday)
To May 30            , 1997 (Friday)
     Provided that the subscription is handled only on a Fund
Business Day and a business day when securities companies are open for business in Japan.

9.DEPOSIT FOR SUBSCRIPTION:None.

     10.PLACE OF SUBSCRIPTION:KOKUSAI Securities Co., Ltd.
(hereinafter referred to as "KOKUSAI")
Tokyo-Sumitomo Twin Bldg. East, 27-1, Shinkawa 2-chome, Chuo-ku,
Tokyo

     Note:The subscription is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

11.DATE AND PLACEInvestors shall pay the Issue Price and
OF PAYMENT:Sales Charge to KOKUSAI within 4 business days in Japan from the day when KOKUSAI confirms the execution of the order (the "Trade Day") (see page 18).
The total issue price for each Application Day will be

12.OUTLINE OF UNDERWRITING, ETC.:
     (A)KOKUSAI    has entered     into an agreement dated 6th
September, 1996 with Putnam Mutual Funds Corp. (hereinafter referred to as the "Fund") in connection with the sale and
repurchase of the Shares in Japan, and    has undertaken     to
make a public offering of         Shares.

     (B)During the         offering period, KOKUSAI will execute
or forward the purchase orders and repurchase requests of the Shares received directly or indirectly through other Handling
Securities Companies to the Fund.

     (C)The Fund has appointed KOKUSAI as the Agent Securities
Company in Japan.
     Note:"The Agent Securities Company" shall mean a securities company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and other handling securities companies (the "Handling Securities Companies") rendering such other services.

13.MISCELLANEOUS:
(A)Method of Subscription:
     Investors who subscribe to Shares shall submit to a Handling Securities Company an Agreement Concerning the Opening of a Foreign Securities Transactions Account ("Account Agreement") or, in case of investors who shall not entrust the custody of Shares with a Handling Securities Company shall submit to it an Agreement Concerning Foreign Securities Transactions ("Transactions Agreement"). The subscription amount shall be paid in yen in principle and the yen exchange rate shall be the forward cable exchange rate in Tokyo on the Trade Day fixed on each Payment Date.

     The subscription amount shall be paid in dollars to the account of the Fund with Putnam Fiduciary Trust Company as transfer agent for the Fund by Kokusai on the Payment Date.

     (B)Offerings other than in Japan:
     Shares are simultaneously offered in the United States of America.
PART II.INFORMATION CONCERNING ISSUER

I.DESCRIPTION OF THE FUND

1.GENERAL INFORMATION
(A)Outline of Laws Regulating the Fund in the Jurisdiction Where
Established:
(1)Name of the Fund:Putnam High Yield Advantage Fund (the "Fund")
(2)Form of the Fund
     Putnam High Yield Advantage Fund is a Massachusetts business trust organized on January 13, 1986. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to April 1, 1992 the Fund was known as Putnam High Yield Trust II.
     The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Fund may be divided without shareholder approval into two or more series of shares representing separate investment portfolios.
     Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into any series, but are divided into three classes. Only the Fund's class A, B and M shares are currently offered. The Fund may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.
     Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

     If shareholders own fewer shares than a minimum amount set by the Trustees (presently 20 shares), the Fund may choose to redeem shareholders shares. Shareholders will receive at least 30 days' written notice before the Fund redeems shareholders shares, and shareholders may purchase additional shares at any time to avoid a redemption. The Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

(3)Governing Laws

     The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund s
shares     is subject to, among other things, the Securities Act
of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elect to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.
     The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.: a.Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts
     Chapter 182 provides in part as follows:

     A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

     A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

     Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b.Investment Company Act of 1940

     The Investment Company Act of 1940, as amended (the 1940 Act ), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the
 SEC ), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c.Securities Act of 1933

     The Securities Act of 1933, as amended (the 1933 Act ), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d.Securities Exchange Act of 1934

     The Securities Exchange Act of 1934, as amended (the 1934 Act ), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e.The Internal Revenue Code

     The Fund intends to qualify as a regulated investment company for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

f.Other laws

     The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund s shares.

          (B)Outline of the Supervisory Authorities

          Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

     a.The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

     b.State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

     (C)Objects and Basic Nature of the Fund:

          The Fund seeks high current income. Capital growth is a secondary objective when consistent with the objective
of high current income.  The Fund is not     intended to be a
complete investment program, and there is no assurance it will achieve its objectives.

     (D)History of the Fund:
          January 13, 1986:Organization of the Fund as a Massachusetts business trust. Adoption of the Agreement and Declaration of Trust.

          April, 1, 1992:Change of the Fund's name.

          May 5, 1994:Adoption of the Amended and Restated
Agreement and Declaration of Trust.

     (E)Affiliated Companies of the Fund:

          Names and related business of the affiliated companies of the Fund are as follows:
(1)Putnam Investment Management, Inc. ("Investment Management Company") renders investment management services to the Fund.
(2)Putnam Fiduciary Trust Company (the "Custodian" and Investor Servicing Agent ) acts as Custodian and Investor Servicing Agent.
(3)Putnam Mutual Funds Corp. ("Distributor") engages in providing marketing services to the Fund.
(4)KOKUSAI Securities Co., Ltd. ("Distributor in Japan" and "Agent Securities Company") engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the agent securities company.
   2.     INVESTMENT     POLICY
   (A)         Basic Policy for Investment and Objects of
Investment:
          The Fund seeks high current income. Capital growth is a secondary objective when consistent with the objective of high current income. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objectives.
     Basic investment strategy
          The Fund seeks high current income by investing
primarily in high-yielding, lower   -    rated fixed   -
    income securities, constituting a diversified portfolio which Putnam Investment Management, Inc., the Fund's investment management company (the Investment Management Company ), believes does not involve undue risk to income or principal. Normally, at least 80% of the Fund's assets will be invested in debt securities, convertible securities or preferred stocks that are consistent with its primary investment objective of high current income. The Fund's remaining assets may be held in cash or money market instruments, or invested in common stocks and other equity securities when these types of investments are consistent with the objective of high current income.
          The Fund seeks its secondary objective of capital growth, when consistent with its primary objective of high current income, by investing in securities which may be expected
to appreciate in value as a result of declines in long   -
    term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. Investment Management Company believes that such opportunities for capital appreciation often exist in the securities of smaller capitalization companies. Although these smaller companies may present greater opportunities for capital appreciation, they may also include greater risks than larger, more established issuers.
          Differing yields on fixed   -    income securities of
the same maturity are a function of several factors, including the relative financial strength of the issuers of such securities. Higher yields are generally available from securities in the lower rating categories of recognized rating agencies: Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard & Poor's ("S&P"). Securities rated below Baa or BBB are considered to be of poor standing and predominantly speculative. The Fund may invest up to 15% of its assets in securities rated below Caa by Moody's or CCC by S&P, including securities in the lowest rating category of each rating agency, or in unrated securities that Investment Management Company determines are of comparable quality. Such securities may be in default and are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.
          Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although Investment Management Company considers securities ratings when making investment decisions, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. Investment Management Company's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. Because of the greater number of investment
considerations involved in investing in lower   -    rated
securities, the achievement of the Fund's objectives depends more on Investment Management Company's analytical abilities than would be the case if the Fund were investing primarily in securities in the higher rating categories.
          The Fund may invest in participations and assignments of fixed and floating rate loans made by financial institutions to governmental or corporate borrowers. In addition to other risks associated with investments in debt securities, participations and assignments involve the additional risk that the institution's insolvency could delay or prevent the flow of payments on the underlying loan to the Fund. The Fund may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.
          At times Investment Management Company may judge that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times Investment Management Company may temporarily use alternative strategies primarily designed to reduce fluctuations in the value of the Fund's assets.
          In implementing these defensive strategies, the Fund may increase the portion of its assets invested in money market
instruments and may invest in higher-rated fixed   -    income
securities, or other securities Investment Management Company considers consistent with such defensive strategies. The yield on these securities would generally be lower than the yield on
lower   -    rated fixed income securities.  It is impossible to
predict when, or for how long, the Fund will use these
alternative strategies.
     Non-U.S. Investments
          The Fund may invest up to 20% of its assets in securities principally traded in non-U.S. markets. The Fund may also purchase Eurodollar certificates of deposit without regard to the 20% limit. Since non-U.S. securities are normally denominated and traded in non-U.S. currencies, the values of the Fund assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a non-U.S. company than about a U.S. company, and non-U.S. companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable with those in the United States.
          The securities of some non-U.S. companies are less liquid and at times more volatile than securities of comparable U.S. companies. Non-U.S. brokerage commissions and other fees are also generally higher than those in the United States. Non-U.S. settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of fund assets held abroad) and expenses not present in the settlement of U.S. investments.
          In addition, there may be a possibility of
nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in certain non-U.S. countries.
          Legal remedies available to investors in certain non-U.S. countries may be more limited than those available with respect to investments in the United States or in other non-U.S. countries. The laws of some non-U.S. countries may limit investments in securities of certain issuers located in those non-U.S. countries. Special tax considerations apply to non-U.S. securities.
          The risks described above are typically increased for investments in securities principally traded in, or issued by issuers located in, underdeveloped and developing nations, which are sometimes referred to as "emerging markets."
          The Fund may buy or sell non-U.S. currencies, non-U.S. currency forward contracts, non-U.S. currency futures contracts and call options on non-U.S. currencies for hedging purposes in connection with its non-U.S. investments.
     Investments in premium securities
          At times, the Fund may invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater then the principal amounts payable on maturity.
          The Fund does not amortize the premium paid for these securities in calculating its net investment income. As a result, the purchase of premium securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. Because the value of premium securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching their first call date), the purchase of such securities may increase the Fund's risk of capital loss if such securities are held to maturity (or first call date).
          During a period of declining interest rates, many of the Fund's portfolio investments will likely bear coupon rates that are higher than the current market rates, regardless of whether the securities were originally purchased at a premium. These securities would generally carry premium market values that would be reflected in the net asset value of the Fund's shares. As a result, an investor who purchases shares of the Fund during such periods would initially receive higher taxable monthly distributions (derived from the higher coupon rates payable on the Fund's investments) than might be available from alternative investments bearing current market interest rates, but the investor may face an increased risk of capital loss as these higher coupon securities approach maturity (or first call date). In evaluating the potential performance of an investment in the Fund, investors may find it useful to compare the Fund's current dividend rate with the Fund's "yield," which is computed on a
yield   -    to   -    maturity basis in accordance with SEC
regulations and which reflects amortization of market premiums.
     Illiquid securities
          The Fund may invest up to 10% of its assets in illiquid securities. Investment Management Company believes that opportunities to earn high yields may exist from time to time in securities which are illiquid and which may be considered speculative. The sale of these securities is usually restricted under federal securities laws. As a result of illliquidity, the Fund may not be able to sell these securities when Investment Management Company considers it desirable to do so or may have to sell them at less than fair market value.
     Options and futures portfolio strategies
          The Fund may engage in a variety of transactions involving the use of options and futures contracts. The Fund may purchase and sell futures contracts in order to hedge against changes in the values of securities the Fund owns or expects to purchase or to hedge against interest rate changes. For example, if Investment Management Company expected interest rates to increase, the Fund might sell futures contracts on U.S. Government Securities. If rates were to increase, the value of U.S. Government Securities held by the Fund would decline, but this decline would be offset in whole or in part by an increase in the value of the Fund's positions in its futures contracts. The Fund may also purchase and sell call and put options on futures contracts or on securities the Fund owns or expects to purchase in addition to or as an alternative to purchasing and selling futures contracts. To the extent permitted by applicable law, the Fund may engage in futures and options transactions for purposes other than hedging, such as to earn additional income. The Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income. The Fund will not purchase put and call options with respect to such securities if as a result more than 5% of its assets would at the time be invested in such options.
          Options and futures transactions involve costs and may result in losses. The effective use of options and futures strategies depends on the Fund's ability to terminate options and futures positions at times when Investment Management Company deems it desirable to do so. Although the Fund will enter into an option or futures contract position only if Investment Management Company believes that a liquid secondary market exists for such option or futures contract, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. Options on certain securities are traded in significant volume on securities exchanges. However, other options which the Fund may purchase or
sell are traded in the "over   -    the   -    counter" market
rather than on an exchange. This means that the Fund will enter into such option contracts with particular securities dealers who make markets in these options. The Fund's ability to terminate
options positions in the over   -     the-counter market may be
more limited than for exchange   -    traded options and may also
involve the risk that securities dealers participating in such transactions might fail to meet their obligations to the Fund.
          The use of options and futures strategies also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures and options purchased and sold by the Fund, of the option and futures contract itself, and of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Investment Management Company to forecast interest rates and market movements correctly. The use of futures and options transactions for purposes other than hedging entails greater risks.
          The Fund's ability to engage in options and futures transactions and to sell related securities may be limited by tax considerations and by certain regulatory requirements.
     Other investment practices.
          The Fund may also engage to a limited extent in the following investment practices, each of which involves certain special risks.
     Securities loans, repurchase agreements and forward
commitments.
          The Fund may lend portfolio securities amounting to not
more than 25% of its assets to broker   -    dealers and may
enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times.
The Fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.
     Derivatives
          Certain of the instruments in which the Fund will invest, such as options, futures contracts and forward contracts are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or foreign currency.
     Portfolio turnover
          The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds.
          Portfolio turnover generally involves some expense to
the Fund, including brokerage commissions or dealer mark   -
    ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains.
   (B)         Restrictions of Investment:
          As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:
        (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.
        (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.
        (3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate,
securities which are secured by interests in real estate   ,
and securities    which represent     interests in real
estate   , and it may acquire and dispose of real estate or
interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.
        (4)         Purchase or sell commodities or commodity
contracts, except that    the fund     may purchase and sell
financial futures contracts and    ptions and may enter into
foreign exchange contracts and other financial transactions not involving physical commodities.
        (5)         Make loans, except by purchase of debt
obligations in which the    fund     may invest consistent with
its investment policies, by entering into repurchase agreements
   , or by     lending         its portfolio securities        .
        (6)    With respect to 75% of its total assets, invest in
the     securities of any issuer if, immediately after such
investment, more than 5% of the total assets of the    fund
(taken at current value) would be invested in the securities of
such issuer   ;     provided that this limitation does not apply
to obligations issued or guaranteed as to interest    or
principal by the U.S. government or its agencies or
instrumentalities.
        (7)    With respect to 75% of its total assets,
acquire     more than 10% of the    outstanding     voting
securities of any issuer.
        (8)    Purchase securities (other than securities     of
the    U.S. government, its agencies or instrumentalities)
        if, as a result   of such purchase, more than 25%     of
the    fund s total     assets    would be invested in any one
industry.
     (9)       Issue any class of securities which is senior to
the     fund s     shares of beneficial interest   , except for
permitted borrowings    .
          It is contrary to the Fund's present policy, which may be changed without shareholder approval, to:
        (1) Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more 15% of the Fund's net assets (taken at current value) would then be invested in securities described in
(a), (b) and (c) above.
        (2) Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase).
        (3) Invest in securities of an issuer which, together with any predecessors, controlling persons, general partners and guarantors, have a record of less than three years' continuous business operation or relevant business experience, if, as a result, the aggregate of such investments would exceed 5% of the value of the Fund's net assets; provided, however, that this restriction shall not apply to any obligation of the U.S. government or its instrumentalities or agencies.
        (4) Invest in the securities of other registered open-end investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.
        (5) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of its total assets (taken at cost) in connection with permitted borrowings.
     (6) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with financial futures contracts or options.
     (7) Make short sales of securities or maintain a short position for the account of the fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.
     (8) Invest in securities of any issuer, if, to the knowledge of the fund, officers and Trustees of the fund and officers and directors of Putnam Management who beneficially own more than 0.5% of the securities of that issuer together own more than 5% of such securities.
     (9) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although it may purchase securities which represent interests in, are secured by interests in, or which are issued by issuers which deal in, such leases, rights or contracts, and it may acquire and dispose of such leases, rights or contracts acquired through the exercise of its rights as a holder of debt obligations secured thereby.
          The Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the
following   :
        1.     The     Fund may not invest in the securities of
other registered open-end investment funds or companies, except as they may be acquired as part of a merger, consolidation or
acquisition of assets   .
        2.     The     Fund may not invest more than 10% of the
net assets of the Fund in securities which are not traded on an official stock exchange or other regulated market, operating regularly and being recognized and open to the public (which shall include, without limitation, the National Association of Securities Dealers Quotation System). This restriction shall not be applicable to bonds determined by Putnam Investment Management, Inc. to be liquid and for which a market price (including a dealer quotation) is generally obtainable or
determinable   .
        3. The Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities.
     4. The Fund may not acquire more than 10% of the voting securities of any issuer and may not acquire more than 15% of the voting securities of any issuer together with other registered investment companies managed by Putnam Investment Management, Inc.
          If any violation of the foregoing    four     standards
occurs, the Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation.
          Although certain of the Fund's fundamental investment restrictions permit the Fund to borrow money to a limited extent, the fund does not currently intend to do so and did not do so last year.
          The Fund may invest without limitation in "premium securities" as referred to in 2.(A) above.
          All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
          The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
   (C)         Risk Factors
          The values of fixed-income securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund's assets. Conversely, during periods of rising interest rates, the value of the Fund's assets will generally decline.
The magnitude of these fluctuations generally is greater for securities with longer maturities. However, the yields on such securities are also generally higher. In addition, the values of
fixed   -    income securities are affected by changes in general
economic conditions and business conditions affecting the specific industries of their issuers.
          Changes by recognized rating services in their ratings of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund's net asset value.
          Investors should carefully consider their ability to assume the risks of owning shares of a mutual fund that invests primarily in lower-rated securities before making an investment in the Fund.
          The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.
          The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities.
          The rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.
          The table below shows the percentages of the Fund assets invested during fiscal 1995 in securities assigned to the various rating categories by S&P, or, if unrated by S&P, assigned to comparable rating categories by Moody's, and in unrated securities determined by Investment Management Company to be of comparable quality:

_________________________________________________________________

     Rated securities,   Unrated securities of
          as percentage    of comparable     quality, as
        Rating net assets     percentage     of net assets
        "AAA"  1.29 %         0 %
        "AA"   1.28 %    0     %
        "A"    2.57 %    0      %
        "BBB"  0.34 %    4.43 %
     "BB" 16.53 %   3.25 %
     "B"  51.45 %   1.40 %
     "CCC"               6. 10    %     0 %

_________________________________________________________________

        Total  79.56 %        9.08 %
          The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Investment Management Company will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objectives.
          Certain of the lower-rated securities in which the Fund invests are issued to raise funds in connection with the acquisition of a company in so-called "leveraged buy-out" transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.
          At times, a substantial portion of Fund assets may be invested in securities as to which the Fund, by itself or together with other funds and accounts managed by Investment Management Company and its affiliates, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when Investment Management Company believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.
          In order to enforce its rights in the event of a default of these securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase the Fund's operating expenses and adversely affect the Fund's net asset value.
          Certain securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
          The Fund at times may invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently.
          Even though such bonds do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
          Certain investment grade securities in which the Fund may invest share some of the risk factors discussed above with respect to lower-rated securities.
   (D)         Distribution Policy:
          The Fund distributes any net investment income at least monthly and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. A capital loss carryover is currently available. The Fund normally pays a distribution to Japanese investors who hold shares as at 15th day of each month at the end of each month, provided, however, the distribution may be paid at the beginning of next month.
   3.     MANAGEMENT     STRUCTURE
   (A)         Outline of Management of Assets, etc.:
        A.     Valuation     of assets:
          The Fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following U.S. holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m.
          Securities for which market quotations are readily available are valued at prices which, in the opinion of Investment Management Company, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported
(as in the case of some securities traded over   -    the   -
    counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.
          Reliable market quotations are not considered to be
readily available for long   -    term corporate bonds and notes,
certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which
determine valuations for normal, institutional   -    size
trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
          If any securities held by the Fund are restricted as to resale, Investment Management Company determines their fair value pursuant to procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.
          Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government
securities, and tax   -    exempt securities) are determined
based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.
   B.     Management     Fee, etc.:
   (1)         Management Fee:
        (a) Management and Agent Securities Company Fees Under a Management Contract dated May 6, 1994, the Fund pays a quarterly fee to Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter at an annual rate of 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% of any amount over $1.5 billion.
          For the fiscal year ending on November 30, 1995, the Fund paid $6,014,802 as a management fee.
        (b)         Custodian Fee
          The Custodian shall be entitled to receive, out of the assets of the Fund reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the
Fund and the Custodian       .
   (c)         Charges of the Investor Servicing Agent
          The Fund will pay to the Investor Servicing Agent such fee, out of the assets of the Fund, as mutually agreed upon in writing from time to time, in the amount, the time and manner of payment.
          For the fiscal year ending on November 30, 1995, the Fund paid $1,405,209 as a custodian fee and investor servicing agent fee.
        (d)         Fee on Class M Distribution Plan
          The Class M distribution plan provides for payments by the Fund to Putnam Mutual Funds at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets.
          Payments under the    plan     are intended to
compensate Putnam Mutual Funds Corp. for services provided and expenses incurred by it as principal underwriter of Fund shares, including the payments to dealers mentioned above.
             To compensate Kokusai and other dealers further for services provided in connection with the sale of Class M shares and the mainteneance of shareholder accounts, Putnam Mutual Funds Corp. makes quarterly payments to Kokusai and such other dealers.
          The payments are based on the average net asset value of Class M shares attributable to shareholders for whom Kokusai and other dealers are designated as the dealer of record. Putnam Mutual Funds Corp. makes the payments at an annual rate of 0.25% of such average net asset value of Class M shares.
          Putnam Mutual Funds Corp. also pays to Kokusai and other dealers, as additional compensation with respect to the sale of Class M shares, 0.15% of such average net asset value of Class M shares. For Class M shares, the total annual payment to Kokusai and other dealers equals 0.40% of such average net asset value. Putnam Mutual Funds Corp. makes quarterly payments to qualifying dealers.
          For the fiscal year ending on November 30, 1995, the Fund paid the fees on the distribution plan of $1,918,495, $1,413,289 and $48,204 for the Class A Shares, Class B Shares and Class M shares, respectively.
        (e)         Other Expenses:
          The Fund pays all of its expenses not assumed by Putnam Investment Management, Inc. with respect to its management services. In addition to the investment management and distribution plan fees discussed herein, the principal expenses that the Fund is expected to pay include, but are not limited to, fees and expenses of certain of its Trustees; shareholder servicing agent expenses; custodian expenses; fees of its independent auditors and legal counsel; fees payable to government agencies, including registration and qualification fees attributable to the Fund and its shares under federal and state securities laws; and certain extraordinary expenses. In addition, each class will pay all of the expenses attributable to it. The Fund also pays its brokerage commissions, interest charges and taxes.
   C.     Sales    , Repurchases and Custody:
   (1)         Sales of Shares:
         a.    Sales     in the United States
          Investors residing outside Japan can open a fund account with as little as $500 and make additional investments at any time with as little as $50. They can buy fund shares three ways - through most investment dealers, through Putnam Mutual Funds Corp. or through a systematic investment plan.
          Buying shares through Putnam Mutual Funds Corp. Complete an order form and write a check for the amount shareholders wish to invest, payable to the Fund. Return the completed form and check to Putnam Mutual Funds Corp., which will act as investor's agent in purchasing shares through investor's designated investment dealer.
          Buying shares through systematic investing. Investors can make regular investments of $25 or more per month through automatic deductions from investor's bank checking or savings account. Application forms are available from investor's investment dealer or through Investor Servicing Agent.
          Shares are sold at the public offering price based on the net asset value next determined after Investor Servicing Agent receives shareholders order. In most cases, in order to receive that day's public offering price, Investor Servicing Agent must receive shareholders order before the close of regular trading on the New York Stock Exchange. If shareholders buy shares through shareholders investment dealer, the dealer must receive shareholders order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price.
     Class M Shares
          The public offering price of class M shares is the net asset value plus a sales charge that varies depending on the size of investor's purchase. The Fund receives the net asset value. The sales charge is allocated between investor's investment dealer and Putnam Mutual Funds Corp. as shown in the following table, except when Putnam Mutual Funds Corp., and its discretion, allocates the entire amount to investor's investment dealer.

                                 Sales charge    as
Amount     of sales
                                 a percentage of:      charge
reallowed
                            Net                   to     dealers
as a
Amount of    transaction amount    Offering       percentage
of
at offering price    ($)      invested  price          offering
price

Under    50,000     3.36 %    3.25 %              3.00 %

50,000 but under    100,000   2.30 %    2.25 %              2.00
%

100,000 but under    250,000  1.52 %    1.50 %              1.25
%

250,000 but under    500,000  1.01 %    1.00 %              1.00
%

500,000 and    above     None None           None

          An investor may be eligible to buy class A shares and class M shares at reduced sales charges.
          Sales charges will not apply to class M shares purchased with redemption proceeds received within the prior 90
days from non   -    Putnam mutual funds on which the investor
paid a front   -    end or a contingent deferred sales charge or
to class M shares purchased by participant   -    directed
qualified retirement plans with at least 50 eligible employees. The Fund may also sell class M shares at net asset value to members of qualified groups.
         b.    Sales     in Japan
          In Japan, Shares of the Fund are offered on any Valuation Date during the Subscription Period mentioned in "8. Period of Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in Part I. Information concerning Securities of the relevant securities registration statement. Investors shall submit an Account Agreement or Transaction Agreement (together with the Account Agreement referred to herein as the "Agreements") to the Handling Securities Companies. The purchase shall be made in the minimum investment amount of 100 shares and in integral multiples of 10 shares.
          The issue price for Shares during the Subscription period shall be, in principle, the Net Asset Value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Handling Securities Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and the payment and delivery shall be made on the fourth Business Day after and including the Trade Day. Sales charge shall be 3.25% of the amount of subscription all of which may be retained by the selling dealer. 3% consumption tax on the Sales charge will be added.
          The investors having submitted the Account Agreement will receive from the Handling Securities Company a certificate of safekeeping in exchange for the purchase price. In such case payment shall be made in yen in principle and the exchange into dollars shall be made at the forward cable exchange rate for the payment day in Tokyo as of the Trade Day. The payment may be made in dollars to the extent that the Handling Securities Companies can agree.
          In addition, Handling Securities Companies in Japan who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the
Fund are less than    yen 500,000,000     or the Shares otherwise
cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" established by the Association.
   (2)         Repurchase of Shares:
         a.    Repurchase     in overseas markets
          A shareholders can sell his shares to the Fund any day the New York Stock Exchange is open, either directly to the Fund or through his investment dealer. The Fund will only redeem shares for which it has received payment.
          Selling shares directly to the Fund. A shareholder must send a signed letter of instruction or stock power form to Investor Servicing Agent, along with any certificates that represent shares a shareholder wants to sell. The price a shareholder will receive is the next net asset value calculated after the Fund receives a shareholder's request in proper form. In order to receive that day's net asset value, Investor Servicing Agent must receive a shareholder's request before the close of regular trading on the New York Stock Exchange.
          If a shareholder sells shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions.
          If a shareholder wants his redemption proceeds sent to an address other than his address as it appears on records of the Investor Servicing Agent, a signature guarantee is required. Investor Servicing Agent usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner.
          The Fund generally sends shareholders payment for shareholders shares the business day after shareholders request is received. Under unusual circumstances, the Fund may suspend repurchase, or postpone payment for more than seven days, as permitted by federal securities law.
          A shareholder may use Investor Servicing Agent s Telephone Redemption Privilege to redeem shares valued up to $100,000 from his account unless he has notified Investor Servicing Agent of an address change within the preceding 15 days. Unless an investor indicates otherwise on the account application, Investor Servicing Agent will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his representative, who can provide Investor Servicing Agent with his account registration and address as it appears on Investor Servicing Agent s records.
          Investor Servicing Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Investor Servicing Agent may be liable for any losses due to unauthorized or fraudulent instructions.
          During periods of unusual market changes and
shareholder activity, a shareholder may experience delays in contacting Investor Servicing Agent by telephone. In this event, the shareholder may wish to submit a written redemption request, as described above, or contact shareholders investment dealer, as described below. The Telephone Redemption Privilege is not available if the shareholder was issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.
          Selling shares through investment dealers. A shareholder's dealer must receive shareholders request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. A shareholder's dealer will be responsible for furnishing all necessary documentation to Investor Servicing Agent, and may charge a shareholder for its services.
         b.    Repurchase     in Japan
          Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to Investor Servicing Agent through the Handling Securities Company on a Fund Business Day and the business day of securities companies in Japan without a contingent deferred sales charge.
          The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Kokusai, provided the request is received before the close of regular trading on the Exchange. The payment of the price shall be made in yen through the Handling Securities Companies pursuant to the Agreements or, in case the Handling Securities Companies agree, in dollars.
   (3)         Suspension of Repurchase:
          The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.
   (4)         Custody of Shares:
          In overseas markets where the Shares are offered, the Share certificates shall be held by the Shareholders at their own risk.
          The custody of the Share certificates (if issued) sold to Japanese Shareholders shall be held, in the name of the custodian, by the custodian of KOKUSAI. Certificates of custody for the Shares shall be delivered by the Handling Securities Companies to the Japanese Shareholders.
          The foregoing does not apply to the cases in which Japanese Shareholders keep the Shares in custody at their own risk.
   D.     Miscellaneous:
   (1)         Duration and Liquidation:
          Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.
   (2)         Accounting Year:
          The accounts of the Fund will be closed each year on
30th November.
   (3)         Authorized Shares:
          There is no prescribed authorized number of Shares, and Shares may be issued from time to time.
   (4)         Agreement and Declaration of Trust:
          Originals or copies of the Agreement and Declaration of Trust, as amended, are on file with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston.
          The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.
          In Japan, material changes in the Agreement and Declaration of Trust shall be published or the notice thereof shall be sent to the Japanese Shareholders.
   (5)         Issue of Warrants, Subscription Rights, etc.:
          The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, etc.
    (B)        Outline of Disclosure System:
        (1)         Disclosure in U.S.A.:
        (i)         Disclosure to shareholders
          In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.
        (ii)        Disclosure to the SEC
          The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with applicable law.
   (2)         Disclosure in Japan:
         a.    Disclosure     to the Supervisory Authority:
          When the Fund    intends     to offer         Shares
amounting to more than 500 million yen in Japan, it shall submit to the Minister of Finance of Japan securities registration statements together with the copies of the Agreement and Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for the investors and any other persons who desire at the Ministry of Finance.
          The Handling Securities Companies of the Shares shall deliver to the investors prospectuses or explanatory brochures the contents of which are substantially identical with Part I and
Part II of the securities registration statements. For the purpose of disclosure of the financial conditions, etc., the Fund shall submit to the Minister of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual year and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at the Ministry of Finance.
         b.    Disclosure     to Japanese Shareholders:
          The Japanese Shareholders will be notified of the material facts which would change their position, including material amendments to the Agreement and Declaration of Trust of the Fund, and of notices from the Trustees, through the Handling Securities Companies.
          The financial statements shall be sent to the Japanese Shareholders through the Handling Securities Companies or the summary thereof shall be carried in daily newspapers.
    (C)        Restrictions on Transactions with Interested
Parties:
          Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Putnam Investment Management, Inc., acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

   4.     INFORMATION     CONCERNING THE EXERCISE OF RIGHTS BY
SHAREHOLDERS, ETC.
    (A)        Rights of Shareholders and Procedures for Their
Exercise:
          The Shareholders shall be registered in order to exercise directly the rights of their Shares. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Handling Securities Company cannot exercise directly their rights, because they are not registered. Shareholders in Japan may have the Handling Securities Companies exercise their rights on their behalf in accordance with the Account Agreement with the Handling Securities Companies.
          The Shareholders in Japan who do not entrust the custody of their Shares to the Handling Securities Companies may exercise their rights in accordance with their own arrangement under their own responsibility.
          The major rights enjoyed by the investors are as
follows:
        (i)         Voting rights
          Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.
        (ii)        Repurchase rights
          Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.
        (iii)       Rights to receive dividends
        Distributions     from net investment income    are
currently declared and paid     monthly and any net realized
capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.
          Shareholders may choose three distribution options, though investors in Japan may only choose the last alternative.
          - Reinvest all distributions in additional shares without a sales charge;
          - Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or
          - Receive all distributions in cash.
        (iv)        Right to receive distributions upon
dissolution
          Shareholders of a fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.
        (v)         Right to inspect accounting books and the
like
          Shareholders    may     inspect the Agreement and
Declaration of Trust    as on file     at the offices of the
   Secretary of State of the Commonwealth of Massachusetts.
        (vi)        Right to transfer shares
          Shares are transferable without restriction except as limited by applicable law.
        (vii)       Rights with respect to the U.S. registration
statement
          The 1933 Act    provides     for the liability of the
Fund and certain other persons, subject to various limitations and exceptions, in respect of materially misleading disclosures
made in the Fund s    U.S.     registration statement.
    (B)        Tax Treatment of Shareholders in Japan:
          The tax treatment of Shareholders in Japan shall be as
follows:
        (1) The distributions to be made by the Fund will be treated as distributions made by a domestic investment trust.
        a.     The     distributions to be made by the Fund to
Japanese individual shareholders will be subject to separate taxation from other income (i.e. withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5% in Japan). In this case, no report concerning distributions will be filed with the Japanese tax authorities.
        b.     The     distributions to be made by the Fund to
Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Handling Securities Companies will prepare a report concerning distributions and file such report with the Japanese tax authorities.
        c.     Net     investment returns such as dividends, etc.
and distributions of short-term net realized capital gain, among distributions on Shares of the Fund, will be, in principle, subject to withholding of U. S. federal income tax at the rate of 15% and the amount obtained after such deduction will be paid in Japan.
          Distributions of long-term net realized capital gain will not be subject to withholding of U. S. federal income tax and the full amount thereof will be paid in Japan. The amount subject to withholding of U. S. federal income tax may be deducted from the tax levied on a foreign entity in Japan.
        d.     The     Japanese withholding tax imposed on
distributions as referred to in a. and b. above will be collected by way of so-called "difference collecting method". In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. withholding tax withheld in the U.S. will be collected in Japan.
        (2) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.
        (3) Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic investment trust. The distribution of the net liquidation assets shall be also treated in the same way as those arising from liquidation of a domestic investment trust.
        (4) The Japanese securities transaction tax will not be imposed so far as the transactions concerned are conducted outside Japan. Such tax, however, is applicable to dealers' transactions for their own account and to privately negotiated transactions conducted in Japan.
    (C)        Foreign Exchange Control in U.S.A.:
          In U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.
    (D)        Agent in Japan:
          Hamada & Matsumoto
          Sankyu Building
          6-14, Kasumigaseki 3-chome
          Chiyoda-ku, Tokyo
          The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;
        (1) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and
        (2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.
          The agent for the registration with the Japanese
Minister of Finance of the         public offering concerned as
well as for the continuous disclosure is each of the following persons:
          Harume Nakano
          Ken Miura
          Attorneys-at-law
          Hamada & Matsumoto
          Sankyu Building
          6-l4, Kasumigaseki, 3-chome
          Chiyoda-ku, Tokyo
    (E)        Jurisdiction:
          Limited only to litigation brought by Japanese investors regarding transactions relating to (D)(2) above, the Fund has agreed that the following court has jurisdiction over
such litigation        :
          Tokyo District Court
          1-4, Kasumigaseki 1-chome
          Chiyoda-ku, Tokyo

   5.     STATUS     OF INVESTMENT FUND
     (1)  Diversification of Investment Fund:


   Note: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund.
The same applies hereinafter.

(B)  Results of Past Operations
 (1) Record of Changes in Net Assets (Class M Shares)
          Record of changes in net assets at the end of the first fiscal year and at the end of each month within one year prior to the end of October, 1996 is as follows:


 ( e.  Net Asset Value)Class A.  9.55)2 yen 1,088(     per Share
(c/d)+ Class B.  9.51)2 yen 1,084(Class M.
9.54)2 yen 1,087______yen 0_

Note:Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

(B)Results of Past Operations
 (1)Record of Changes in Net Assets (Class M Shares)

     Record of changes in net assets at the end of the first
fiscal year and at the end of each month within one year prior to
the end of    October    , 1996 is as follows:

     (Note)Operations of Class M Shares were commenced on December 1, 1994.
 (2)Record of Distributions Paid

PeriodAmount of Dividend paid per Share
 1st Fiscal Year (12/1/94 - 11/30/95)$0.98   )
     (Note) Record of distribution paid from December 1995 to October 1996 are as follows:

                                        Dividend
          Month/Year               Dollar    Yen
     1995 End of    December       0.077     8.77
     1996 End of    January        0.078     8.89
                    February       0.077     8.77
                         March          0.077     8.77
                         April          0.075     8.55
                         May            0.073     8.32
                         June           0.071     8.09
                         July           0.070     7.98
                         August         0.070     7.98
                         September      0.070     7.98
                         October        0.071     8.09
(C)Record of Sales and Repurchases
Record of sales and repurchases during the first fiscal year and number of outstanding Shares of the Fund as of the end of such Fiscal Year are as follows:


Note:The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan.

II. OUTLINE OF THE TRUST

1.Trust
(A)Law of Place of Incorporation
     The Trusty is a Massachusetts business trust organized in Massachusetts, U.S.A. on January 13, 1996.

     Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain
business trusts constituting    voluntary     associations under
that chapter.

     The Trust is an open-   end    , deversified management
company under the Investment Company Act of 1940.

     (B)Outline of the Supervisory Authority
     Refer to I - l (B) Outline of the Supervisory Authority.

     (C)Purpose of the Trust

     The purpose of the Trust is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

     (D)History of the Trust

     January 13, 1986:Date of initial Agreement and Declaration of Trust
     April 1, 1992:Change of the Trust's name
     May 5, 1994:Date of Amended and Restated Agreement and
Declaration of Trust
     (E)Amount of Capital Stock
     Not applicable.
     (F)Structure of the management of the Trust

     The Trustees are responsible for generally overseeing the conduct of the Fund s business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Trust. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

     The Trustee of the Trust are authorized by the Agreement and Declaration of Trust to issue shares of the Trust in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

     Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Trust, to the extent provided therein (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (vii) with respect to such additional matters relating to the Trust as may be required by the Agreement and Declaration of Trust, the Bylaws of the Trust, or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Trust.

     On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees hall have determined that the matter affects one or more series or classes of shares materially differently, share are voted by individual series or class; and (2) when the Trustees have determined that the matter affects on the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.

     Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting.
Thirty percent of shares entitled to veto on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

     The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Trust. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Trust, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.
          Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

          At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

          Subject to a favorable majority shareholder vote (as
defined    in the Agreement and Declaration of Trust)    , the
Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

     The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Trust under the circumstances and on the terms specified therein.

     The Trust may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

     The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, and is qualified in its entirety by reference to each of those documents.

(G)Information Concerning Major Shareholders

     Not applicable.

(H) Information Concerning Directors, Officers and Employees
(1) Directors and Officers of the Trust
(2) Employees of the Trust
The Trust does not have any employees.
(I)Description of Business and Outline of Operation
     The Trust may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Trust has entrusted Putnam Investment Management, Inc., the investment adviser, to render investment advisory services, Putnam Fiduciary Trust Company, to keep the assets of the Fund in custody and Investor Servicing Agent.

(J)Miscellaneous

(1)Changes of Trustees and Officers
     Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

(2)Amendment to the Agreement and Declaration of Trust

     Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.
(3)Litigation and Other Significant Events

     Nothing which has or which would have a material adverse effect on the Trust has occurred which has not been disclosed. The fiscal year end of the Trust is November 30. The Trust is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

     2.Putnam Investment Management, Inc. (Investment Management
Company)
     (A)Law of Place of Incorporation

     Putnam is incorporated under the General Corporation Law of The Commonwealth of Massachusetts, U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

     Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.

(B) Outline of the Supervisory Authority
     Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940. Putnam is regulated under the Investment Advisers Act.

(C)Purpose of the Company
     Investment Management Company s sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

(D)History of the Company

     Investment Management Company is one of America's oldest and largest money management firms. Investment Management Company s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with over $93 billion in assets in nearly 5 million shareholder accounts at December 31, 1995. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds.

     Putnam Investment Management Inc., Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., a holding company which is in turn wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal operating subsidiaries are international insurance and reinsurance brokers, investment management company and management consultants.

(E)Amount of Capital Stock
(as of August 1, 1996)

1.Amount of Capital (issued capital stock at par value):
Common Stock 1,000 shares at $1 par value

2.Number of authorized shares of capital stock:
Common Stock 1,000 shares

3.Number of outstanding shares of capital stock:
Common Stock 1,000 shares

4. Amount of capital (for the purposes of this Item, "Amount of Capital" means total stockholders' equity for the past five years:

Amount of Capital
       Year       (Total Stockholders' Equity in Thousands)

End of 1991$46,068,726

End of 1992$42,618,341

End of 1993$49,847,760

End of 1994$48,149,491

End of 1995$45,521,351

(F)Structure of the Management of the Company
     Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

     Each Fund of Investment Management Company managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, Investment Management Company's High Yield Securities Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

     The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

     In selecting portfolio securities for the Fund, Investment Management Company looks for high yield bonds that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. Investment Management Company is one of the largest managers of high yield debt securities in the United States. The High Yield Bond Group comprises 17 investment professionals.

(G)Information Concerning Major Stockholders

     As of August 1, 1996, all the outstanding shares of capital stock of Investment Management Company were owned by Putnam
Investments, Inc.  See subsection D above.

(H)Information Concerning Officers and Employees

     The following table lists the names of various officers and directors of Investment Management Company and their respective positions with Investment Management Company. For each named individual, the table lists: (i) any other organizations (excluding other Investment Management Company s funds) with which the officer and/or director has recently had or has substantial involvement; and (ii) positions held with such organization:

List of Officers and Directors of Putnam Investment Management,
Inc.    (September 30    , 1996)

(I)Summary of Business Lines and Business Operation
Investment Management Company is engaged in the business of providing investment management and investment advisory services
to mutual funds.  As of    September     30, 1996, Investment
Management Company managed, advised, and/or administered the
following    [    99   ]     funds and fund portfolios (having an
aggregate net asset value of approximately    [100]     billion):

 (J)Miscellaneous

1.Election and Removal of Directors
Directors of Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-
Laws of Investment Management Company.

2.Results of operations
Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

3.Supervision by SEC of Changes in Directors and Certain Officers Putnam files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.

4.Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

a.Articles of Organization of Investment Management Company may be amended, under the General Corporation Law of The Commonwealth of Massachusetts, by appropriate shareholders' vote.

b.Under the General Corporation Law of The Commonwealth of
Massachusetts, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.

c.Investment Management Company has no direct subsidiaries.

5.Litigation, etc.
There are no known facts, such as legal proceedings, which are expected to materially affect the Fund and/or Investment
Management Company within the past six-month period preceding the filing of this Registration Statement.


III. OUTLINE OF THE OTHER RELATED COMPANIES

(A)Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian)
(1) Amount of Capital
U.S.$32,524,549 as of December 31, 1995
(2)Description of Business
Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam Investments, Inc., parent of Putnam. Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception and custody services since 1990.
(3)Outline of Business Relationship with the Fund
Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.

(B)Kokusai Securities Co., Ltd. (Distributor in Japan and Agent Securities Company)
(1)Amount of Capital
Yen55.5 billion as of the end of July, 1996
(2)Description of Business
KOKUSAI Securities Co., Ltd. is a diversified securities company in Japan. Also, it engages in handling the sales and repurchase of the Fund Units as the Designated Securities Company for the investment trust funds of Kokusai Investment Trust Management Co., Ltd., and as the Underwriting Company and the Agent Securities Company for International Bond Index Fund, Fidelity Special Growth Fund, Alliance International Healthcare Fund, European and Asian Fund, Alliance Global Leisure Fund, High Life Fund, Alliance American Fund, Keystone Small Company Growth Fund (S-4) and Asia Network Growth Fund, Korea Sunrise Fund, Keystone Fund of the Americas, Keystone Asia Small Cap Fund, Keystone Bond Fund '95, Keystone Bond Fund II '95, Keystone Bond Fund III '95, and Keystone Global Trust - Keystone Bond Fund IV '95 and as the Underwriting Company for AGF Growth Equity Fund Limited, G.T. Investment Fund, Sci/Tech and Fidelity World Fund.
(3)The Company acts as a Distributor in Japan and Agent Securities Company for the Fund in connection with the offering of shares in Japan.

(C)Capital Relationships

100% of the shares of Putnam Investment Management, Inc. are held by Putnam Investments. Inc.

(D)Interlocking Directors and Auditors

Names and functions of officers of the Fund who also are officers of the related companies are as follows:

IV.FINANCIAL CONDITIONS OF THE FUND

1.FINANCIAL STATEMENTS

[Omitted, in Japanese version, financial statements of the Fund and Japanese translations thereof are incorporated here]

2.CONDITION OF THE FUND
 (a)Statement of Net Assets

V.SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT TRUST
SECURITIES

1.Transfer of the Shares
The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O.Box 41203, Providence, RI 02940-1203, U. S. A.
The Japanese investors who entrust the custody of their shares to a Handling Securities Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.
No fee is chargeable for the transfer of shares.
2.The Closing Period of the Shareholders' Book
No provision is made.
3.There is no annual shareholders' meetings. Special shareholders' meeting shall be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940.
4.No special privilege is granted to Shareholders.
The acquisition of Shares by any person may be restricted.


VI.MISCELLANEOUS

(1) The ornamental design is used in cover page of the Japanese
Prospectus.
(2) The following must be set forth in the Prospectus.
Outline of the Prospectus will be included at the beginning of the Prospectus, summarising the content of Part I., Information on the securities, "I. Descriptions of the Fund" and "III. Outline of Other Related Companies" in Part II, Information on the Issuer, of the SRS and Agreement Concerning the Opening of a Foreign Securities Transaction Account, and the internal rules of a distributor in respect of the subscription and payment.
 (3)Summarized Preliminary Prospectus will be used.
Attached document (Summarized Preliminary Prospectus) will be used pursuant to the below, as the document (Summarized Preliminary Prospectus) as set forth at Item 1.(1)(b), of Article 12 of the Ordinance Concerning the Disclosure of the Content, etc. of the Specified Securities.
For information of the achievement, the average of the annual yield calculated in respect of immediately preceding seven days and/or any one month may be added in percentage up to one decimal places (rounding down to second decimal places).

PART III.SPECIAL INFORMATION


Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entirely by the complete registration statement of the fund and the full text of any referenced statutes and regulations.

I.Massachusetts Business Trusts

A.General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of State of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B.Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II.United States Investment Company Laws and Enforcement

A.General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes ant regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1.Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2.Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3.Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4.The Internal Revenue Code

An investment company is an entity subject to federal income taxation under the Internal Revenue Code. However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

5.Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

B.Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1.The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

2.State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

B.Offering Shares to the Public

An investment company ("investment company" or fund) offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 194o Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

C.Ongoing Requirements

Under U.S. law, a fund is subject to numerous ongoing requirements, including, but not limited to;

1.Updating its registration statement if it becomes materially inaccurate or misleading;

2.Annual update of its registration statement;

3.Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4.Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and auditors;

5.Maintenance of a code of ethics; and

6.Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III.Management of a Fund

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV.Share Information

A.Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding.
Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00) each day the Exchange is open.

B.Redemption

Shareholders may generally sell shares of a fund to that fund any day the fund is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven says, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C.Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V.Shareholder Information, Rights and Procedures for the Exercise of Such Rights

A.Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B.Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C.Dissolution

Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares he owns.

D.Transferability

Shares of a fund are typically transferable without restriction.

E.Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI.U.S. Tax Matters

Typically, a fund may attempt to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the
"Code").

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. In addition, as a Massachusetts business trust, a fund under present Massachusetts law is not subject to any excise or income taxes in Massachusetts.

Other than dividends from a fund that are excludable from income, distributions from a fund will be taxable to a shareholder whether received in cash or additional shares. Such distributions that are designated as capital gains distributions will be taxable as such, regardless of how long fund shares are held, while other taxable distributions will be taxed as ordinary income. Loss on the sale of fund shares held for less than six months will be treated as a long term capital loss to the extent of any capital gain distribution received with respect to such shares (and will be disallowed to the extent of exempt-interest dividends received with respect to such shares). Also interest on indebtedness incurred to purchase shares of a fund may be nondeductible.

In order to qualify as a "regulated investment company", a fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock and securities) held less than three months; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of a fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25 % of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). In order to receive the favorable tax treatment accorded regulated investment companies ant their shareholders, moreover, a fund must in general distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year. To satisfy these requirements, a fund may engage in investment techniques that affect the amount, timing and character of its income anal distributions.

An excise tax at the rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of a fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. A fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a fund during October, November or December to shareholders of record on a date in any such month and paid by a fund during the following January will be treated for federal tax purposes as paid by a fund and received by shareholders on December 31 of the year in which declared.

A fund is required to withhold 31% of all income dividends and capital gain distributions, and 31% of the gross proceeds of all redemptions of fund shares, in the case of any shareholder who does not provide a correct taxpayer identification number, about whom a fund is notified that the shareholder has underreported income in the past, or who fails to certify to a fund that the shareholder is not subject to such withholding. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the fund with a proper certification.

Securities issued or purchased at a discount. A fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require a fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

VII.Important Participants in Offering of Mutual Fund Shares

A.Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B.Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C.Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principally underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933
Act, the 1934 Act, and state laws.

D.Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E.Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.


II.FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

[Omitted, in Japanese version, financial statements of the Investment Management Company and Japanese translations thereof are incorporated here.]


III.FORM OF FOREIGN INVESTMENT FUND SECURITIES

Main items to be set forth on the share certificate of the Fund
(if issued) are as follows:-

(1)Front

a.Name of the Fund
b.Number of shares represented
c.Signatures of the Chairman and Transfer Agent d.Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2)Back

a.Space for endorsement
b.Description concerning delegation of transfer agency